UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported) April 27, 2006

ARES CAPITAL CORPORATION

(Exact Name of Registrant as Specified in Charter)

Maryland	000-50697	33-1089684
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

780 Third Avenue, 46th Floor, New York, NY		10017
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code (212) 750-7300

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01                     Regulation FD Disclosure

The following press release was issued by Ares Capital Corporation on April 27, 2006:

ARES CAPITAL CORPORATION

SCHEDULES EARNINGS RELEASE

FOR THE QUARTER ENDED MARCH 31, 2006

New York, NY – April 27, 2006 – Ares Capital Corporation (NASDAQ: ARCC) announced today that it will report earnings for the quarter ended March 31, 2006 on Monday, May 8, 2006.

Ares Capital Corporation invites all interested persons to attend its conference call at 5:00 p.m. (Eastern Time) on Monday, May 8, 2006 to discuss its first fiscal quarter financial results. You can access the conference call by dialing (800) 251-3185 approximately 5-10 minutes prior to the call. International callers should dial (415) 908-4720. All callers should reference “Ares Capital Corporation.”  For the convenience of our stockholders, an archived replay of the call will be available through May 15, 2006 by calling (800) 633-8625. International callers please dial (402) 977-9141. For all replays, please reference pin # 21290916.

About Ares Capital Corporation

Ares Capital Corporation is a closed-end, non-diversified management investment company that is regulated as a business development company under the Investment Company Act of 1940. Its investment objectives are to generate both current income and capital appreciation through debt and equity investments. Ares Capital Corporation invests primarily in first and second lien senior loans and mezzanine debt, which in some cases may include an equity component, and, to a lesser extent, in equity investments in private middle market companies.

Forward-Looking Statements

Statements included herein may constitute “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995.  These statements are not guarantees of future performance or results and involve a number of risks and uncertainties.  Actual results may differ materially from those in the forward-looking statements as a result of a number of factors, including those described from time to time in our filings with the Securities and Exchange Commission.  The Company undertakes no duty to update any forward-looking statements made herein.

CONTACT:  Merritt S. Hooper of Ares Capital Corporation, 310-201-4200

Item 9.01                     Financial Statements and Exhibits.

(d)                                                              Exhibits:

Exhibit Number                                       Description

Not Applicable

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ARES CAPITAL CORPORATION

Date:	April 27, 2006

		By:	/s/ Daniel F. Nguyen
Name: Daniel F. Nguyen
Title: Chief Financial Officer